UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 24, 2005

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
(Address of principal executive offices)

Registrant's telephone number, including area code:  (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENFIT PLANS

On February 24, 2005, Snap-on Incorporated sent a notice to its directors and executive officers informing them that a blackout period with respect to the Snap-on Incorporated 401(k) Savings Plan will be in effect beginning at 3:00 p.m. Eastern Time on March 10, 2005 and is expected to end during the week of March 28, 2005. Since the exact date of the end of the blackout period was not available, the notice contained a phone number to call to determine when that period has ended. Snap-on provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Notice of Blackout Period to Directors and Executive Officers of Snap-on Incorporated

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SNAP-ON INCORPORATED
Date: February 24, 2005	By:	/s/ Susan F. Marrinan
Susan F. Marrinan, Vice President, Secretary and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice of Blackout Period to Directors and Executive Officers of Snap-on Incorporated

3